UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report March 7, 2005
                      (Date of earliest event reported):


                         AMERICAN HEALTHCHOICE, INC.
            (Exact name of registrant as specified in its charter)



           New York                     000-26740               11-2931252
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)


        2221 Justin Road Suite 119-154
            Flower Mound, Texas                                75028
   (Address of principal executive offices)                  (Zip Code)

                                (972) 538-0122
             (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

 [  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On March 7, 2005 RehabCo, Inc., a wholly-owned subsidiary of the Registrant, entered into an employment agreement with Greg Westfall. Following is a brief description of the terms and conditions of the agreement:

   * The term of the agreement is three years and the title is president. Westfall shall have responsibility for the operations of RehabCo including the sale and placement of spinal decompression systems.

   * Salary shall be 25% of the annual operating income of RehabCo with a minimum annual draw of $150,000.

   *  Benefits  shall  be  equivalent  to  the  executive  officers  of   the
      registrant.


 ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

   *  The transaction was completed on March 7, 2005.

   * The Registrant acquired all tangible and intangible assets of Axiom Marketing Group, Inc., a Nevada corporation, 100% owned by Greg Westfall, an individual.

   * The consideration is $1,000,000 with the equivalent of $333,333 in the Registrant's common stock paid at closing and 3,333,330 shares of the Registrant's common stock at a share price of $0.20. The 3,333,330 shares of common stock will be held in escrow and released in increments of 1,110,110 shares per year only if the operating income related to the sale of equipment in the RehabCo subsidiary, is at least $400,000 for each of the three years after the closing. The purchase price was determined through arms-length negotiations.

   * The registrant shall file a Registration Statement on Form SB-2 to include the registration of the equivalent of $333,333 of the Registrant's common stock based on the share price one day prior to the filing date.

   * Prior to the transaction there was no material relationship between the registrant and Greg Westfall.


 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      (a) It is impracticable at this time to provide financial statements for Axiom Marketing Group, Inc. The Registrant expects to file such financial statements as soon as practicable, but not later than 71 days after completion of the acquisition.

      (b) It is impracticable at this time to provide pro forma financial information. The Registrant expects to file such pro forma financial information as soon as practicable, but not later than 71 days after completion of the acquisition.

      (c) Exhibits required by Item 601.

      10.32* - Asset Purchase Agreement dated March 7, 2005 by and among American HealthChoice, Inc., Axiom Marketing Group, Inc. and Greg Westfall.

      10.33* - Employment Agreement effective March 7, 2005 between Greg Westfall and RehabCo, Inc.

   *filed herewith


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AMERICAN HEALTHCHOICE, INC.
                          (Registrant)

                          By: /s/ John C. Stuecheli
                          --------------------------
                          John C. Stuecheli
                          Chief Financial Officer
                          (Principal Financial and Accounting Officer)